UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2006

OPSWARE INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-32377	94-3340178
(Commission File Number)	(IRS Employer Identification No.)

599 N. Mathilda Avenue, Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 744-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed on August 3, 2006, Opsware Inc., a Delaware corporation (“Opsware”) completed the acquisition of all of the outstanding shares of Creekpath Systems, Inc., a Delaware corporation (“Creekpath”) on August 1, 2006 pursuant to an Agreement and Plan of Reorganization that was filed as Exhibit 2.01 to the Current Report on Form 8-K filed on August 3, 2006.  Creekpath is a provider of IT storage management software and services.

This Amended Current Report on Form 8-K is being filed to include the historical financial statements of Creekpath as required by Item 9.01(a) of Form 8-K and pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)       Financial statements of business acquired.

The following financial statements of Creekpath are being filed with this report as Exhibit 99.01:

Financial Statement Description

Reports of Independent Registered Public Accounting Firms dated May 10, 2006 and March 31, 2005, accompanied by the following audited financial statements:

Consolidated Balance Sheets as of December 31, 2005 and 2004;

Consolidated Statements of Operations for the years ended December 31, 2005 and 2004;

Consolidated Statements of Stockholders’ (Deficit) Equity and Comprehensive Income (Loss) for the years ended December 31, 2005 and 2004;

Consolidated Statements of Cash Flows for the years ended December 31, 2005 and 2004;

Notes to Financial Statements

Unaudited condensed financial statements:

Condensed Balance Sheets as of June 30, 2006 and December 31, 2005;

Condensed Statement of Operations for the Six Months ended June 30, 2006 and 2005;

Condensed Statement of Cash Flow for the Six Months ended June 30, 2006 and 2005; and

Notes to the Condensed Financial Information.

(b)       Unaudited pro forma financial information.

The following unaudited pro forma financial statements are being filed with this report as Exhibit 99.02:

Financial Statement Description

Unaudited pro forma condensed combined balance sheet as of July 31, 2006;

Unaudited pro forma condensed combined statement of operations for the year ended January 31, 2006;

Unaudited pro forma condensed combined statement of operations for the six months ended July 31, 2006; and

Notes to unaudited pro forma condensed combined consolidated financial statements.

(d)       Exhibits.

23.01	Consent of Independent Registered Public Accounting Firm

23.02	Consent of Independent Registered Public Accounting Firm

99.01	Financial statements listed in Item 9.01(a)

99.02	Financial statements listed in Item 9.01(b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2006	OPSWARE INC.

	By:	/s/ David F. Conte
David F. Conte
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

23.02	Consent of Independent Registered Public Accounting Firm

99.01	Financial statements listed in Item 9.01(a)

99.02	Financial statements listed in Item 9.01(b)